UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to (§)240.14a-12

ADT INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following communication was sent by ADT Inc. to its vendors via email on October 29, 2026:

SUBJECT: ADT to be Acquired by Thrive Holdings

Dear [Name],

Today, we announced that ADT has entered into a definitive agreement to be acquired by Thrive Holdings, a holding company focused on investing in established businesses for the long term and advancing their capabilities through technology.

We are excited about this next chapter for ADT, which brings together our more than 150 years of security experience, nationwide service network and trusted customer relationships with Thrive Holdings’ technology expertise and engineering capabilities. With Thrive Holdings’ support, we will have greater flexibility to invest in our products, technologies and services, helping us strengthen our business and continue delivering reliable, high-quality service to customers.

Importantly, today’s announcement does not change our existing vendor agreements or how we work together. We remain committed to honoring our contractual obligations and maintaining our strong relationship.

The transaction is expected to close in the first quarter of 2027, subject to the satisfaction of customary closing conditions, including approval by ADT’s stockholders and receipt of U.S. antitrust approval. Once complete, ADT will operate as a private company.

We are committed to keeping you informed of relevant developments.

Our vendors play an important role in supporting our operations and helping us deliver the products and services our customers rely on every day. We value the relationship we have built with you and appreciate your commitment to our business.

For more information about today’s announcement, please see our press release: ADT Inc. - ADT to be Acquired by Thrive Holdings in $15.3 Billion Transaction

Sincerely,

[Name]

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,”

“projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this communication are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.

Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks or uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026 (the “Quarterly Reports”) filed by the Company with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and the risks and uncertainties discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Reports and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise unless required by law. Readers of this communication are cautioned not to unduly rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this communication.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Thrive Holdings. In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov, or from the Company in the “Investor Relations” section of the Company’s website, which may be accessed at https://investor.adt.com, or upon request from the Company’s Investor Relations contacts.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April  14, 2026 (the “2026 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation – Compensation Discussion and Analysis” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Proxy. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the 2026 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Fawad Ahmad on May  5, 2026, May  12, 2026, July  9, 2026 and October  5, 2026; Todd Dernberger on July  9, 2026 and October  5, 2026; Thomas M. Gartland on May  29, 2026, July  9, 2026 and October  5, 2026; Tracey R. Griffin on May  29, 2026, July  9, 2026 and October  5, 2026; Daniel J. Houston on May  12, 2026, May  29, 2026, July  9, 2026 and October  5, 2026; Omar Khan on May  12, 2026; Jeffrey Likosar on June  2, 2026; Kimberly Miller on May  18, 2026, July  9, 2026 and October  5, 2026; Paul J. Smith on May  29, 2026, July  9, 2026 and October  5, 2026; Danielle Tiedt on May  29, 2026, July  9, 2026 and October  5, 2026; Matthew E. Winter on May  29, 2026, July  9, 2026 and October  5, 2026; Suzanne Yoon on May  29, 2026, July  9, 2026 and October  5, 2026; and Sigal Zarmi on May  29, 2026, July  9, 2026 and October 5, 2026. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available.